FOURTH AMENDMENT AGREEMENT AND CONSENT

     THIS FOURTH AMENDMENT AGREEMENT ("Fourth Amendment") is entered into as of November 22, 1999, and is among HOLLYWOOD ENTERTAINMENT CORPORATION, an Oregon corporation dba "Hollywood Video" (the "Borrower"), SOCIETE GENERALE, as Agent, GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent, the Co-Agents named in the Credit Agreement referred to below, and each of the Lenders, as defined therein, currently party to the Credit Agreement.

                            RECITALS:

     A. The Borrower, Societe Generale, as Agent, Donaldson, Lufkin & Jenrette Securities Corporation, as Administrative Agent, and Goldman Sachs Credit Partners L.P., as Documentation Agent, the Co-Agents named therein and the Lenders are (or, as described below, were) parties to that certain Revolving Credit Agreement dated as of September 5, 1997, and amended by a First Amendment Agreement dated as of March 31, 1998, a Second Amendment Agreement dated as of March 1, 1999 (the "Second Amendment"), a Consent and Waiver dated May 18, 1999, and a Third Amendment Agreement dated as of June 1999, providing for a revolving credit facility in the maximum principal amount of $300,000,000 (as from time to time amended, supplemented or restated, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

     B.   Donaldson, Lufkin & Jenrette Securities Corporation and
DLJ Capital Funding, Inc. are no longer parties to the Credit
Agreement.

     C. The Borrower has requested certain modifications and amendments to the Credit Agreement and other Loan Documents which would result from certain proposed transactions and activities:

          (1) The Borrower has proposed to enter into a strategic alliance with Blockbuster, Inc. (the "Strategic Transaction") pursuant to which substantially all of the assets, and certain of the liabilities, of Reel.com would be contributed to a newly formed joint venture ("Newco") in exchange for approximately 25% equity ownership in Newco, which would constitute a Passive Investment exceeding the permitted amount of the Borrower's Aggregate Investments in Passive Investments under
Section 6.6.4 of the Credit Agreement;

          (2) In the event the Strategic Transaction is not consummated, the Borrower proposes a sale of at least $20 million in aggregate amount of common stock of Reel.com in a private placement and/or an initial public offering (the " Reel IPO"), to which the Majority Lenders consented pursuant to the Second Amendment; and

          (3)  The Borrower has also requested other
modifications and consents regarding certain provisions of the Credit Agreement.

     D. The parties desire to amend the Credit Agreement to modify certain of the terms and conditions of the Loan Documents.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. AMENDMENT TO DEFINITIONS. The definitions of EBITDA and Subsidiary set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety and a new definition of Tradenames is hereby added to Section 1.1 of the Credit Agreement, in each case to read as follows:

          "EBITDA" means, for any Person for any period, such Person's net income (or net loss), excluding any extraordinary gains or losses and taxes associated therewith, plus the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, and (e) all other noncash items deducted for purposes of determining net income (other than items that will require cash payments and for which an accrual or reserve is, or is required under GAAP, to be made), in each case determined on a consolidated basis in accordance with GAAP for such Person for such period; provided, however, that in determining net income (or net loss) for Borrower (w) for any period that includes the three months ended March 31, 1997, there shall be excluded the nonrecurring $18.9 million pre-tax expense related to the settlement in such period of the securities class action lawsuit Murphy v. Hollywood Entertainment Corporation et al.; (x) for any period that includes the three months ended March 31, 1998, there shall be excluded the nonrecurring $4.6 million pre-tax expense related to Borrower's proposed tender offer for its own shares; (y) for any period that includes the three months ended September 30, 1999, December 31, 1999, March 31, 2000 or June 30, 2000, there shall be excluded the nonrecurring $2.3 million pre-tax expense related to the settlement in such period of the lawsuit Twentieth Century Fox Home Entertainment, Inc. v. Hollywood Entertainment Corporation and Does 1 through 100, and (z) for all periods beginning with the first full month following consummation of the Reel IPO there shall be excluded the EBITDA for Reel.com."

          "Subsidiary" means any corporation, association, limited liability company or other business entity of which the Borrower owns directly or indirectly more than fifty percent (50%) of the voting securities, membership interests or other equity interest thereof or in which the Borrower otherwise owns a controlling interest; provided that, solely for purposes of determining compliance with Article VI of this Agreement, following consummation of the sale of at least $20 million in aggregate amount of common stock of Reel.com in a registered initial public offering, Reel.com shall not be deemed to be a Subsidiary."

          "Total Revenues" means, for any period, the Borrower's aggregate revenues for such period, determined in accordance with GAAP; provided that, solely for determining compliance with Article VI of this Agreement, beginning with the first full month following the consummation of the Reel IPO there shall be excluded the aggregate revenues of Reel.com."

          "Tradenames" has the meaning given to such term in the Trademark Mortgage and Security Agreement dated as of September 11, 1997 by the Borrower in favor of Societe Generale, as Agent."

     2. CONSENT UNDER SECTIONS 6.1(D) AND 6.2(D) OF THE CREDIT AGREEMENT. The Majority Lenders hereby consent under Sections 6.1(d) and 6.2(d) of the Credit Agreement to the release of Collateral associated with sale/leaseback transactions which otherwise comply with the requirements of Sections 6.1(d) and 6.2(d) of the Credit Agreement.

     3. CONSENT AND WAIVER UNDER SECTIONS 6.1(D) AND 6.6.4 OF THE CREDIT AGREEMENT. The Majority Lenders hereby (a) consent to the Borrower's consummation of the Strategic Transaction, notwithstanding the provisions of Sections 6.1(d) and 6.6.4 of the Credit Agreement, and (b) waives on an ongoing basis any failure by the Borrower to comply with Sections 6.1(d) and 6.6.4, to the extent (and solely to the extent) that, but for the Strategic Transaction, the Borrower would otherwise be in compliance with Sections 6.1(d) and 6.6.4 of the Credit Agreement.

     4. CONSENT TO TRANSFER OF TRADENAMES. The Majority Lenders hereby (a) consent to the transfer, subject to the continuing security interest of the Lenders under the Borrower Security Agreement, of the Tradenames from the Borrower to Hollywood Management Company, (b) as to the transfer of the Tradenames, waive compliance with Section 5 of the Borrower Security Agreement, and (c) as to any royalty arrangements between the Borrower and Hollywood Management Company following such transfer, waive on an ongoing basis compliance with Section 6.10(c) of the Credit Agreement.

     5.   AMENDMENT TO SECTION 6.6.2 OF THE CREDIT AGREEMENT.
Section 6.6.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "6.6.2. Make or maintain Investments in Subsidiaries (including Subsidiaries acquired as Permitted Acquisitions); provided that (i) the Borrower's Aggregate Investments in Subsidiaries, excluding (A) Reel.com and (B) the amount of Investment represented by the transfer of the Tradenames from the Borrower to Hollywood Management Company, that are not Material Subsidiaries do not exceed five percent (5%) of the Borrower's Net Worth; (ii) the total assets of all Subsidiaries, determined (on a consolidated basis, where applicable) in accordance with GAAP, but excluding any value accorded under GAAP to the goodwill of Reel.com, do not exceed thirty percent (30%) of Borrower's total assets, determined on a consolidated basis in accordance with GAAP, but excluding any value accorded under GAAP to the goodwill of Reel.com; and
     (iii) the Borrower's Aggregate Investment in Reel.com shall not exceed the lesser of (A) the amount thereof existing on the date of the consummation of the Strategic Transaction or the Reel IPO, and (B) $55 million;"

     6. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Agent and the Lenders as follows, which representations and warranties shall survive the execution of this Fourth Amendment, except as set forth in the Borrower Disclosure Letter (which indicates which sections of this Fourth Amendment or the Credit Agreement are qualified by the disclosures set forth therein, provided that inadvertent failure to indicate all sections of this Fourth Amendment or the Credit Agreement that a particular disclosure is intended to qualify shall not constitute a breach hereunder):

     6.1 BINDING OBLIGATIONS, ETC. This Fourth Amendment has been duly executed and delivered by the Borrower and constitutes (and the Credit Agreement and other Loan Documents, as amended hereby constitute), the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     6.2 OTHER REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Borrower set forth in Sections
4.1 through 4.17 of the Credit Agreement is true and correct as if set forth herein in full and made on and as of the date hereof.

     6.3 ABSENCE OF DEFAULTS. As of the date hereof, no Event of Default or Default has occurred and is continuing.

     7. EFFECTIVENESS. The amendments to the terms of the Credit Agreement and other Loan Documents provided for herein shall become effective, as of the date hereof, immediately upon the execution and delivery by the Borrower, the Agent and Majority Lenders of counterparts hereof; and each reference herein to the effect that any provision of the Credit Agreement or other Loan Document is "hereby amended" shall mean that such provision is so amended, effective upon such execution and delivery.

     8. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute a single agreement. It shall be executed by the Borrower and the Agent, the Agent having received authorization to do so by the Majority Lenders.

     9. LIMITATION; CERTAIN ACKNOWLEDGMENTS. Except as expressly provided herein, nothing in this Fourth Amendment shall alter or affect any provision, condition or covenant contained in the Credit Agreement or any other Loan Document, or limit or impair any rights, powers or remedies of the Agent or any Lender thereunder, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby or pursuant to another Loan Document executed and delivered in connection with the transactions contemplated hereby.

     10. ENTIRE AGREEMENT. This Fourth Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral communications between the parties with respect thereto.

     11. GOVERNING LAW. This Fourth Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWER:           HOLLYWOOD ENTERTAINMENT CORPORATION


                    By:__________________________________
                    Name:________________________________
                    Title:_______________________________


AGENT:              SOCIETE GENERALE, as Agent and a Lender


                    By:__________________________________
                    Name:________________________________
                    Title:_______________________________


                    GOLDMAN SACHS CREDIT PARTNERS L.P.

                    By:      Elizabeth Fishcher
                         ---------------------------------
                    Name:  /S/ Elizabeth Fishcher
                         ---------------------------------
                    Title: Authorized Signatory
                         ---------------------------------


                    CREDIT LYONNAIS LOS ANGELES BRANCH as a
Co-Agent and a Lender

                    By:      Dianne M. Scott
                         ---------------------------------
                    Name:  /S/ Dianne M. Scott
                         ---------------------------------
                    Title: First Vice President & Branch
                           Manager
                         ---------------------------------

                    DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                    CAYMAN ISLANDS BRANCH, as a Co-Agent and a Lender

                    By:      Susan M. O'Connor
                         ---------------------------------
                    Name:  /S/ Susan M. O'Connor
                         ---------------------------------

                    Title:       Director
                         ---------------------------------

                    By:      Joel Makowsky
                         ---------------------------------

                    Name:  /S/ Joel Makowsky
                         ---------------------------------

                    Title:       Vice President
                         ---------------------------------


                    KEYBANK NATIONAL ASSOCIATION,
                    as a Co-Agent and a Lender

                    By:      Mary K. Young
                         ---------------------------------

                    Name:  /S/ Mary K. Young
                         ---------------------------------

                    Title: Assistant Vice President
                         ----------------------------------


                    U.S. BANK NATIONAL ASSOCIATION

                    By:
                       -----------------------------------
                    Name:
                         ---------------------------------
                    Title:
                         ---------------------------------

                    THE SUMITOMO BANK, LIMITED

                    By:      Suresh S. Tata
                         ---------------------------------
                    Name:  /S/ Suresh S. Tata
                         ---------------------------------
                    Title:  Senior Vice President
                         ---------------------------------


                    UNION BANK OF CALIFORNIA, N.A.
                    By:      J. Scott Jessup
                         ---------------------------------
                    Name:  /S/ J. Scott Jessup
                         ---------------------------------
                    Title:    Vice President
                         ---------------------------------


                    VAN KAMPEN AMERICAN PRIME RATE INCOME
                    TRUST

                    By:      Darvin D. Pierce
                         ---------------------------------

                    Name:  /S/ Darvin D. Pierce
                         ---------------------------------

                    Title:   Vice President
                         ---------------------------------


                    THE BANK OF NOVA SCOTIA

                    By:      Daryl K. Hogge
                         ---------------------------------

                    Name:  /S/ Daryl K. Hogge
                         ---------------------------------

                    Title:       Director
                         ---------------------------------


                    By:      M. Brown
                         ---------------------------------


                    Name:  /S/ M. Brown
                         ---------------------------------

                    Title:     Vice President
                         ---------------------------------


                    THE FUJI BANK, LIMITED

                    By:      Masahito Fukuda
                         ---------------------------------

                    Name:  /S/ Masahita Fukuda
                         ---------------------------------

                    Title:    Senior Vice President
                         ---------------------------------


                    THE MITSUBISHI TRUST AND BANKING
                    CORPORATION

                    By:      Beatrice E. Kossodo
                         ---------------------------------

                    Name:  /S/ Beatrice E. Kossodo
                         ---------------------------------

                    Title:  Senior Vice President
                         ---------------------------------


                    SUNTRUST BANK CENTRAL FLORIDA, N.A.

                    By:      Thomas C. King Jr.
                         -----------------------------------

                    Name:  /S/ Thomas C. King Jr.
                         ------------------------------------

                    Title:   Assistant Vice President
                         -------------------------------------


                    TRANSAMERICA BUSINESS CREDIT CORPORATION


                    By:      Perry Vavoules
                         -------------------------------------
                    Name:  /S/ Perry Vavoules
                         -------------------------------------
                    Title:   Senior Vice President
                         -------------------------------------

                    CITY NATIONAL BANK


                    By:      Patrick M. Cassidy
                         -------------------------------------

                    Name:  /S/ Patrick M. Cassidy
                         -------------------------------------
                    Title:    Vice President
                         -------------------------------------

                    BANQUE WORMS CAPITAL CORPORATION

                    By:__________________________________
                    Name:________________________________
                    Title:_______________________________


                    GENERAL ELECTRIC CAPITAL CORPORATION

                    By:      W. Jerome McDermott
                         -------------------------------------
                    Name:  /S/ W. Jerome McDermott
                         -------------------------------------

                    Title:   Authorized Signatory
                         -------------------------------------


                    FLEET CAPITAL CORPORATION

                    By:      Thomas Forbath
                         -------------------------------------
                    Name:  /S/ Thomas Forbath
                         -------------------------------------
                    Title:   Vice President
                         -------------------------------------


                    BANKBOSTON, N.A.

                    By:      Robert F. Milordi
                         -------------------------------------
                    Name:  /S/ Robert F. Milordi
                         -------------------------------------
                    Title:    Managing Director
                         -------------------------------------

                    THE TORONTO-DOMINION BANK

                    By:      David G. Parker
                         -------------------------------------
                    Name:  /S/ David G. Parker
                         -------------------------------------
                    Title:   Vice President
                         -------------------------------------





              FIFTH AMENDMENT AGREEMENT AND CONSENT

     THIS FIFTH AMENDMENT AGREEMENT ("Fifth Amendment") is entered into as of March 22, 2000, and is among HOLLYWOOD ENTERTAINMENT CORPORATION, an Oregon corporation dba "Hollywood Video" (the "Borrower"), SOCIETE GENERALE, as Agent, GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent, the Co-Agents named in the Credit Agreement referred to below, and each of the Lenders, as defined therein, currently party to the Credit Agreement.

                            RECITALS:

     A. The Borrower, Societe Generale, as Agent, Donaldson, Lufkin & Jenrette Securities Corporation, as Administrative Agent, and Goldman Sachs Credit Partners L.P., as Documentation Agent, the Co-Agents named therein and the Lenders are (or, as described below, were) parties to that certain Revolving Credit Agreement dated as of September 5, 1997, and amended by a First Amendment Agreement dated as of March 31, 1998, a Second Amendment Agreement dated as of March 1, 1999, a Consent and Waiver dated May 18, 1999, a Third Amendment Agreement dated as of June 1999 and a Fourth Amendment Agreement and Consent dated as of November 22, 1999, providing for a revolving credit facility in the maximum principal amount of $300,000,000 (as from time to time amended, supplemented or restated, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

     B.   Donaldson, Lufkin & Jenrette Securities Corporation and
DLJ Capital Funding, Inc. are no longer parties to the Credit
Agreement.

     C. The Borrower has requested certain modifications and amendments to the Credit Agreement, including the consent and waiver by the Majority Banks to a capital contribution by Borrower to Reel.com in the form of newly issued shares of capital stock of Borrower (the "Stock Contribution").

     D. The parties desire to amend the Credit Agreement to modify certain of the terms and conditions thereof.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. AMENDMENT TO DEFINITIONS. The definitions of EBITDA and Subsidiary set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

          "EBITDA" means, for any Person for any period, such Person's net income (or net loss), excluding any extraordinary gains or losses and taxes associated therewith, plus the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, and (e) all other noncash items deducted for purposes of determining net income (other than items that will require cash payments and for which an accrual or reserve is, or is required under GAAP, to be made), in each case determined on a consolidated basis in accordance with GAAP for such Person for such period; provided, however, that in determining net income (or net loss) for Borrower (v) for any period that includes the three months ended March 31, 1997, there shall be excluded the nonrecurring $18.9 million pre-tax expense related to the settlement in such period of the securities class action lawsuit Murphy v. Hollywood Entertainment Corporation et al.; (w) for any period that includes the three months ended March 31, 1998, there shall be excluded the nonrecurring $4.6 million pre-tax expense related to Borrower's proposed tender offer for its own shares; (x) for any period that includes the three months ended September 30, 1999, December 31, 1999, March 31, 2000 or June 30, 2000, there shall be excluded the nonrecurring $2.3 million pre-tax expense related to the settlement in such period of the lawsuit Twentieth Century Fox Home Entertainment, Inc. v. Hollywood Entertainment Corporation and Does 1 through 100, (y) for all periods beginning with the first full month following consummation of the Reel IPO there shall be excluded the EBITDA for Reel.com, and (z) for any period that includes the three months ended December 31, 1999, March 31, 2000, June 30, 2000 or
     September 30, 2000, there shall be excluded the nonrecurring $23.1 million pre-tax expense related to the settlement in such period of the lawsuit Rentrak Corporation v. Hollywood Entertainment, et al."

          "Subsidiary" means any corporation, association, limited liability company or other business entity of which the Borrower owns directly or indirectly more than fifty percent (50%) of the voting securities, membership interests or other equity interest thereof or in which the Borrower otherwise owns a controlling interest; provided that, solely for purposes of determining compliance with Article VI of this Agreement, following consummation of the Reel IPO, Reel.com shall not be deemed to be a Subsidiary."


     2. CONSENT AND WAIVER UNDER SECTIONS 6.6.2 AND 6.6.4 OF THE CREDIT AGREEMENT. The Majority Lenders hereby (a) consent to the Borrower's consummation of the Stock Contribution, notwithstanding the provisions of Sections 6.6.2 and 6.6.4 of the Credit Agreement, and (b) waive on an ongoing basis any failure by the Borrower to comply with Sections 6.6.2 and 6.6.4, to the extent (and solely to the extent) that, but for the Stock Contribution, the Borrower would otherwise be in compliance with Sections 6.6.2 and 6.6.4 of the Credit Agreement.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Agent and the Lenders as follows, which representations and warranties shall survive the execution of this Fifth Amendment, except as set forth in the Borrower Disclosure Letter (which indicates which sections of this Fifth Amendment or the Credit Agreement are qualified by the disclosures set forth therein, provided that inadvertent failure to indicate all sections of this Fifth Amendment or the Credit Agreement that a particular disclosure is intended to qualify shall not constitute a breach hereunder):

     3.1 BINDING OBLIGATIONS, ETC. This Fifth Amendment has been duly executed and delivered by the Borrower and constitutes (and the Credit Agreement and other Loan Documents, as amended hereby constitute), the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     3.2 OTHER REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Borrower set forth in Sections
4.1 through 4.17 of the Credit Agreement is true and correct as if set forth herein in full and made on and as of the date hereof.

     3.3 ABSENCE OF DEFAULTS. As of the date hereof, no Event of Default or Default has occurred and is continuing.

     4. EFFECTIVENESS. The amendments to the terms of the Credit Agreement and other Loan Documents provided for herein shall become effective, as of the date hereof, immediately upon the execution and delivery by the Borrower, the Agent and Majority Lenders of counterparts hereof; and each reference herein to the effect that any provision of the Credit Agreement or other Loan Document is "hereby amended" shall mean that such provision is so amended, effective upon such execution and delivery.

     5. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, all of which taken together shall constitute a single agreement. It shall be executed by the Borrower and the Agent, the Agent having received authorization to do so by the Majority Lenders.

     6. LIMITATION; CERTAIN ACKNOWLEDGMENTS. Except as expressly provided herein, nothing in this Fifth Amendment shall alter or affect any provision, condition or covenant contained in the Credit Agreement or any other Loan Document, or limit or impair any rights, powers or remedies of the Agent or any Lender thereunder, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby or pursuant to another Loan Document executed and delivered in connection with the transactions contemplated hereby.

     7. ENTIRE AGREEMENT. This Fifth Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral communications between the parties with respect thereto.

     8. GOVERNING LAW. This Fifth Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to principles of conflicts of law.




     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first written above.


BORROWER:           HOLLYWOOD ENTERTAINMENT CORPORATION


                    By:__________________________________
                    Name:________________________________
                    Title:_______________________________


AGENT:              SOCIETE GENERALE, as Agent and a Lender


                    By:__________________________________
                    Name:________________________________
                    Title:_______________________________


                    GOLDMAN SACHS CREDIT PARTNERS L.P.

                    By:      Elizabeth Fishcher
                         ---------------------------------

                    Name:  /S/ Elizabeth Fishcher
                         ---------------------------------
                    Title: Authorized Signatory
                         ---------------------------------


                    CREDIT LYONNAIS LOS ANGELES BRANCH as a
Co-Agent and a Lender

                    By:      Dianne M. Scott
                         ---------------------------------
                    Name:  /S/ Dianne M. Scott
                         ---------------------------------
                    Title: First Vice President & Branch
                           Manager
                         ---------------------------------


                    DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                    CAYMAN ISLANDS BRANCH, as a Co-Agent and a Lender

                    By:      Susan M. O'Connor
                         ---------------------------------
                    Name:  /S/ Susan M. O'Connor
                         ---------------------------------

                    Title:       Director
                         ---------------------------------
                    By:      Joel Makowsky
                         ---------------------------------

                    Name:  /S/ Joel Makowsky
                         ---------------------------------

                    Title:       Vice President
                         ---------------------------------

                    KEYBANK NATIONAL ASSOCIATION,
                    as a Co-Agent and a Lender

                    By:      Mary K. Young
                         ---------------------------------
                    Name:  /S/ Mary K. Young
                         ---------------------------------

                    Title:   Assistant Vice President
                         ---------------------------------



                    U.S. BANK NATIONAL ASSOCIATION

                    By:
                       -----------------------------------
                    Name:
                         ---------------------------------
                    Title:
                         ---------------------------------


                    THE SUMITOMO BANK, LIMITED

                    By:      Suresh S. Tata
                         ---------------------------------
                    Name:  /S/ Suresh S. Tata
                         ---------------------------------

                    Title:  Senior Vice President
                         ---------------------------------


                    UNION BANK OF CALIFORNIA, N.A.

                    By:      J. Scott Jessup
                         ---------------------------------

                    Name:  /S/ J. Scott Jessup
                         ---------------------------------

                    Title:    Vice President
                         ---------------------------------


                    VAN KAMPEN AMERICAN PRIME RATE INCOME
                    TRUST

                    By:      Darvin D. Pierce
                         ---------------------------------

                    Name:  /S/ Darvin D. Pierce
                         ---------------------------------

                    Title:   Vice President
                         ---------------------------------


                    THE BANK OF NOVA SCOTIA

                    By:      Daryl K. Hogge
                         ---------------------------------

                    Name:  /S/ Daryl K. Hogge
                         ---------------------------------
                    Title:       Director
                         ---------------------------------

                    By:      M. Brown
                         ---------------------------------

                    Name:  /S/ M. Brown
                         ---------------------------------

                    Title:     Vice President
                         ---------------------------------



                    THE FUJI BANK, LIMITED

                    By:      Masahito Fukuda
                         ---------------------------------
                    Name:  /S/ Masahita Fukuda
                         ---------------------------------
                    Title:    Senior Vice President
                         ---------------------------------


                    THE MITSUBISHI TRUST AND BANKING
                    CORPORATION

                    By:      Beatrice E. Kossodo
                         ---------------------------------
                    Name:  /S/ Beatrice E. Kossodo
                         ---------------------------------
                    Title:  Senior Vice President
                         ---------------------------------


                    SUNTRUST BANK CENTRAL FLORIDA, N.A.

                    By:      Thomas C. King Jr.
                         ---------------------------------

                    Name:  /S/ Thomas C. King Jr.
                         ---------------------------------
                    Title:   Assistant Vice President
                         ---------------------------------



                    TRANSAMERICA BUSINESS CREDIT CORPORATION

                    By:      Perry Vavoules
                         ---------------------------------

                    Name:  /S/ Perry Vavoules
                         ---------------------------------

                    Title:   Senior Vice President
                         ---------------------------------

                    CITY NATIONAL BANK

                    By:      Patrick M. Cassidy
                         ________________________________

                    Name:  /S/ Patrick M. Cassidy
                         ---------------------------------
                    Title:    Vice President
                         ---------------------------------
                    BANQUE WORMS CAPITAL CORPORATION

                    By:
                        ---------------------------------
                    Name:
                        ---------------------------------
                    Title:
                        ---------------------------------


                    GENERAL ELECTRIC CAPITAL CORPORATION


                    By:      W. Jerome McDermott
                         ---------------------------------
                    Name:  /S/ W. Jerome McDermott
                         ---------------------------------
                    Title:   Authorized Signatory
                         ---------------------------------

                    FLEET CAPITAL CORPORATION


                    By:      Thomas Forbath
                         ---------------------------------

                    Name:  /S/ Thomas Forbath
                         ---------------------------------

                    Title:   Vice President
                         ---------------------------------

                    BANKBOSTON, N.A.


                    By:      Robert F. Milordi
                         ---------------------------------

                    Name:  /S/ Robert F. Milordi
                         ---------------------------------
                    Title:    Managing Director
                         ---------------------------------

                    THE TORONTO-DOMINION BANK


                    By:      David G. Parker
                         ---------------------------------
                    Name:  /S/ David G. Parker
                         ---------------------------------
                    Title:   Vice President
                         ---------------------------------